Addus HomeCare

Addus HealthCare
Serving Families at Home Since 1979
Nancy Since 2009
Lizabeth Since 2006
Thomas Since 2010
Cathy Since 1999
Eva Since 1993
Duwan Since 2008
Blanca Since 2001
Pam Since 2002
Pedro Since 2009
Demetrius Since 2010

Coordinated Personal Home Care A pre-acute solution to the post-acute problem SM JMP Securities Research Conference May 14, 2013 Exhibit 99.1

Addus HealthCare
Serving Families at Home Since 1979

Forward-Looking Statements
The following information contains, or may be deemed to contain, forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of Addus may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree, and historical results may not be an indication of future performance.
For a discussion of some of the important factors that could cause Addus'
results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to Addus’ most recent Annual
Report on Form 10-K, and its Quarterly Reports on Form 10-Q, each of which is available at www.SEC.gov, particularly the Sections entitled “Risk
Factors”.  Addus undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.

Addus HealthCare

Serving Families at Home Since 1979

Helen
Since 1998
Louis
Since 2007
Juana
Since 2002
Cristie
Since 2008
Ana
Since 2003
Maria
Since 2001
Zondra
Since 2004
Alice
Since 2009
Frank
Since 2006

It is the primary mission of Addus HealthCare to improve the health and well being of our consumers through the provision of quality, cost-effective home and community based services.
We will accomplish our goals by fostering an environment in which our employees enthusiastically support and advance our mission.
Reward for accomplishing our mission includes pride in our organization, contribution to the community and a reasonable profit.
Mission

Investment Highlights
Large & Growing Market
Broad Range of Services and Payors
Positioned to Excel under Healthcare Reform
History of Growth through Acquisition
Multiple Organic Growth Opportunities
Differentiated, Coordinated Care Model
Experienced Management Team
Significant Operational Scale  Across
National Footprint

AMBULANCE

Addus HealthCare
Serving Families at Home Since 1979

Addus Dual Advantage TM The New Paradigm Long-term care risk makes it essential that health plan dual eligible members live safely and healthfully at home as long as possible… 5

Home & Community Branch
Adult Day Service Center

Addus HealthCare
Serving Families at Home Since 1979

6

About Addus
Who is Addus?
Comprehensive provider of home and
community based services, which are
primarily social in nature, focused
primarily on the Dual Eligible population:
Personal Care
Private Duty
Adult Day Service
Founded in 1979
14,000+ employees
26,000+ consumers (many dual eligible)
2012 Revenues of $244.3 million
Diversified payor base (200+ payors)
Largest payor - 64% of 2012 total
revenues

98 Locations Across 20 States
Key Facts:

Concentration of Health Care Spending in the U.S. Population, 2007
Percent of Total Health Care Spending
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Addus HealthCare
Serving Families at Home Since 1979
22.9%
49.5%
65.2%
74.6%
81.2%
97.0%
3.0%
Top 1%
(≥$44,482)
Top 5%
(≥$15,806)
Top 10%
(≥$8,716)
Top 15%
(≥$5,798)
Top 20%
(≥$4,064)
Top 50%
(≥$786)
Bottom 50%
(<$786)
Percent of Population, Ranked by Health Care Spending

Addus HealthCare
Serving Families at Home Since 1979

Who We Serve
Focusing on the Dual Eligible Population
Addus focuses on the top 5% in terms of resource needs and expenditures!
Source:  Kaiser Family Foundation calculations using data from U.S. Department of Health and Human Services,
Agency for Healthcare Research and Quality, Medical Expenditure Panel Survey (MEPS), 2007

Companionship
$
Healthy
Living - Eat
an Apple ¢
Telephone
Reassurance ¢
Personal
Emergency
Response
(PERS) ¢¢
Friendly
Visiting
¢¢
Meals at
Home ¢¢
Transportation ¢¢
Adult Day Services ¢¢
Personal Care $
Case
Management $
Home Health $
Hospice $$
Home
Physicians
$$
Ambulance/
ER $$$
Hospital Stay
$$$$
Hospital
Intensive Care
$$$$
Rehab Facility
$$$$
Psychiatric
Inpatient $$$$$
Nursing Home
$$$$$
Sub-Acute
Facilities $$$$$
Pre-Acute
Acute
Where are we in the Continuum of Care?

Addus HealthCare
Serving Families at Home Since 1979

Long-Term Care Expenditures
.
SOURCE: KCMU and Urban Institute analysis of HCFA/CMS-64 data. June 2011
Growth in Medicaid Long Term Care Expenditures Medicaid Spending Per Beneficiary
Source: Kassner, Reinhard, Fox-Grage, Houser, Accius,
Coleman and Milne.  AARP Public Policy Institute: “A
Balancing Act: State Long-Term Care Reform,”July 2008

THE LANDSCAPE IS SHIFTING
States are shifting responsibility for care to health plans and managed care
Focus on managing and coordinating care for the costly dual eligible population
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
1990 1995 2000 2002 2004 2006 2008 2009
Insitutional Care Expenditures(Billions)
Home & Community Based Services Expenditures (Billions)
$24,500
$9,200
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Nursing Home Home Care

Addus HealthCare

Serving Families at Home Since 1979

Total $300 Billion in annual spending for dual eligible enrollees in 2007
Funding for both programs administered through the States
26 States have indicated they will participate over the next 3 years
Each State will decide on the size, nature and timing of the pilots
Approximately 9 million are “Duals”
Bids are being solicited from multiple “Managed Care Companies”
Stated Objectives:
Dual Eligible
What is the Opportunity?
Medicare Program
Populations 65+ years
Hospital Services (Part A)
–
Post  Acute Care SNF / Rehab
Professional Services (Part B)
–
Post acute Home Care Services
Prescription Services (Part D)
Duals Represent 36% of Total Medicare Spending
Medicaid Programs
Generally populations 65+ years w Income limits
Home Based Personal Care
Long term Nursing Home Care
Duals Represent 39% of Total Medicaid Spending
69% of Medicaid Spending is for Long Term Care

–
Eliminate service duplication / streamline administration
–
Keep member functioning in the home environment
–
Avoid / lower the cost for Acute Care services
Pilot Program Features / Objectives
Sources:  Kaiser Commission on Medicaid and the Uninsured, April 2011

Addus HealthCare

Serving Families at Home Since 1979

MCO Plans/Programs
already implemented
2013 Implementation
Plans
2014 Implementation
Plans
No Implementation
Plans
Addus location(s)
Source:  Kaiser Commission on Medicaid and the Uninsured, May 2012
States Pursuing a Dual Program

Emergency

Addus HealthCare
Serving Families at Home Since 1979

Health Plan’s Worst Nightmare

Home Personal Care
$9,200/year
Emergency Room
$1,700/visit
Acute Care Hospital
$12,320/stay
Rehab Facility
$18,600/stay
Nursing Home
$42,000/year
Vs.
Ambulance
$1,000/ride
Total Episodic Cost &
one-year of Nursing
Home
$75,620
Sources:  Consumer Health Ratings.com
CMS.gov
The Choice is Obvious!

Addus HealthCare
Serving Families at Home Since 1979

Addus Dual Advantage TM A Powerful Resource No one knows more about the member… No one is in a better position to positively effect health outcomes… …Than the Addus Home Care Aide 13

Addus HealthCare
Serving Families at Home Since 1979

Home Care
Integrated Clinical Strategy Begins In The Home
Addus
Home Care
Aide
Client Primary
Care Health
Providers
Addus
Call Center
Health Plan
Case
Manager

Community-
Based
Providers &
Pharmacies
Interdisciplinary
Care Team
Community-Based
Resources &
Advocacy Groups
Family

Clients
Employees
Addus HealthCare
Illinois Clients & Employees
WISCONSIN
Lake Michigan
Cedar Rapids
Chicago
Evansville

Addus HealthCare
Serving Families at Home Since 1979

Addus Dual Advantage
TM
A Model for Extending the Reach of Health Plan Case Managers

Serving the dual eligible population at home:
• Complicated
• Logistics intense
• Highly transactional
• Requires disciplined processes
Provides tremendous opportunity for
case management extension!

1,000,000
800,000
600,000
400,000
200,000
0
80,000
78,000
76,000
74,000
72,000
70,000
68,000
1980
2008
Illinois 75+ Population
Medicaid 75+ Nursing Home Population

2,300,000
2,200,000
2,100,000
2,000,000
1,900,000
1,800,000
1,700,000
50,000
48,000
46,000
44,000
42,000
40,000
38,000
36,000
1997
2009
Ohio 60+ Population
Medicaid 60+ Nursing Home Population

Addus HealthCare
Serving Families at Home Since 1979

Source:  CCP Cost Effectiveness: Comparison of CCP growth with Nursing Facility Prevalence Reductions
HCBS Strategies  Inc.  February 10, 2010
Illinois Residents Age 75+
Total Population vs. Nursing Home Residents
Source:  Coming of Age: Tracking the Progress and Challenges of Delivering Long-Term Services and
Supports in Ohio
Scripps Gerontology Center, Miami University of Ohio, June 2011
Ohio Residents Age 60+
Total Population vs. Nursing Home Residents
Scripps Gerontology Center Study HCBS Strategies Study
Nursing home admissions fell, in spite of rising populations; substantial savings
The home is the lowest cost setting in which to provide care, and is preferred by consumers and families
Home Care Programs Improve Outcomes

Census

CAGR: 2.3%
25,500
25,000
24,500
24,000
23,500
23,000
22,500
22,000
21,500
2008
2009
2010
2011
2012

($ in millions)

Revenue

CAGR: 5.4%
$260.0
$240.0
$220.0
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
2008
2009
2010
2011
2012

EBITDA

CAGR: 10.8%
$20,100
$15,100
$10,100
$5,100
$100
2008
2009
2010
2011
2012

Addus HealthCare

Serving Families at Home Since 1979

Census - Revenue - EBITDA Trends

We define Adjusted EBITDA as earnings before
discontinued operations, preferred stock dividends,
reevaluation of contingent consideration, interest
expense, taxes, depreciation, amortization, and stock-
based compensation expense. Adjusted EBITDA is a
performance measure used by management that is not
calculated in accordance with generally accepted
accounting principles in the United States (GAAP). It
should not be considered in isolation or as a substitute for net income, operating income or any other measure of
financial performance calculated in accordance with GAAP.
($ in thousands)

Addus HealthCare
Serving Families at Home Since 1979

Condensed Consolidated Statements of Income

($ in millions)
12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 3/31/2012 3/31/2013
Unaudited Unaudited
Net Service Revenues 197.9 $           219.9 $         230.1 $      230.1 $      244.3 $      58.9 $        63.0 $
Cost of Service Revenues (147.3) (162.7) (170.4) (168.6) (180.2) (43.9) (47.2)
General Administrative (38.6) (45.1) (47.0) (45.4) (45.9) (11.6) (11.5)
Adjusted EBITDA 12.3 $             12.3 $           12.9 $        15.9 $        18.4 $        4.0 $          4.4 $
Gross Margin Percentage 25.6% 26.0% 25.9% 26.7% 26.2% 25.5% 25.1%
Adjusted EBITDA Percentage 6.2% 5.6% 5.6% 6.9% 7.5% 6.8% 7.0%
Year Ended Three Months Ended
Continuing Operations
Notes:  We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, revaluation of contingent consideration, interest expense, taxes, depreciation, amortization, and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.
Gross Margin percentage is defined as Net Service Revenues less Cost of Service Revenues divided by Net Service Revenues.
Adjusted EBITDA Percentage is defined as Adjusted EBITDA divided by Net Service Revenues

Addus HealthCare
Serving Families at Home Since 1979

Select Balance Sheet Information

Balances for 3/31/2013 are unaudited.
($ in millions)
Key Balances 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 3/31/2013
Cash 6.1 $               0.5 $             0.8 $          2.0 $          1.7 $          17.8 $
Accounts receivable, net 49.2 70.5 71.0 72.4 71.3 60.6
Total Assets 135.7 161.3 166.9 154.7 149.9 151.4
Debt, including current maturities 63.2 49.2 45.2 31.5 16.5 -
Stock holders' equity 34.6 $             80.6 $           88.1 $        86.4 $        94.4 $        107.8 $
Debt to capital ratio 64.6% 37.9% 33.9% 26.7% 14.8% 0.0%

Investment Highlights
Large & Growing Market
Broad Range of Services and Payors
Positioned to Excel under Healthcare Reform
History of Growth through Acquisition
Multiple Organic Growth Opportunities
Differentiated, Coordinated Care Model
Experienced Management Team
Significant Operational Scale  Across
National Footprint

Addus HealthCare
Serving Families at Home Since 1979

EBITDA Reconciliation

($ in millions)
12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 3/31/2012 3/31/2013
(2)
Net Income (0.2) $             (1.8) $           6.0 $          (2.0) $         7.6 $          0.6 $         13.3 $
Less: (Earnings) loss from discontinued operations (2.5) (2.4) (1.7) 10.4 1.7 1.1 (10.6)
Net Income from continuing operations (2.7) (4.2) 4.3 8.4 9.3 1.7 2.7
Preferred stock dividends 4.3 5.4 - - - -
Revaluation of contingent consideration - - - (0.5) - - -
Interest Income (0.2) (2.3) (0.2) - -
Interest Expense 5.7 6.8 3.2 2.5 1.7 0.4 0.2
Income Tax Expense (0.5) (0.1) 1.9 4.3 4.8 1.2 0.8
Depreciation and amortization 5.2 4.1 3.4 3.2 2.5 0.6 0.6
Stock based compensation expense 0.3 0.3 0.3 0.3 0.3 0.1 0.1
Adjusted EBITDA (1) 12.3 $             12.3 $           12.9 $        15.9 $        18.4 $        4.0 $         4.4 $
(1)
(2) 3/31/13 and 3/31/12 amounts are unaudited
Year Ended Three Months Ended
We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, revaluation of contingent consideration, interest expense, taxes, depreciation, amortization, severance costs related to former chairman and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a
Continuing Operations
substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.